UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2019

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	1-33377 (Commission File Number)	22-3351447 (I.R.S. Employer Identification No.)

630 Godwin Avenue Midland Park, NJ (Address of principal executive offices)	07432 (Zip Code)

Registrant’s telephone number, including area code: (201) 444-7100 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSFN	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On October 21, 2019, Stewardship Financial Corporation (the "Company"), parent company of Atlantic Stewardship Bank, issued a press release announcing that the Company and Columbia Financial, Inc. ("Columbia") have received the requisite regulatory approvals from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the New Jersey Department of Banking and Insurance necessary to complete Columbia's acquisition of the Company and the related merger of Atlantic Stewardship Bank with and into Columbia Bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Number	Description

99.1	Press Release dated October 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWARDSHIP FINANCIAL CORPORATION

Date: October 24, 2019

	By:	/s/ Claire M. Chadwick
		Name:	Claire M. Chadwick
		Title:	Executive Vice President and Chief Financial Officer